Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	January 26, 2007
BUTLER NATIONAL CORPORATION ANNOUNCES ANNUAL SHAREHOLDER MEETING RESULTS AND CONFERENCE CALL

Olathe, Kansas January 26, 2007- Butler National Corporation (OTC Bulletin Board "BUKS"), a leading provider of equipment and services to the aerospace and aviation industry announces it has scheduled a conference call Monday, January 29 at 9:00 AM Central Standard Time relating to the Company's Annual Shareholders Meeting which was held Tuesday, January 23.

What: Butler National Corporation Shareholders Meeting Results Conference Call

When: Monday, January 29, 2007 - 9:00 AM Central Standard Time

How: Live via phone by dialing 800-624-7038. Code: Butler National Corporation. Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the Shareholders Meeting, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2007.

Our Business:

About Butler National Corporation

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for Boeing 737 and 747 Classic aircraft, switching equipment for Boeing/Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Raytheon business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, Indian gaming services and administrative management services.

Forward-Looking Information:

The information set forth above may include "forward-looking" information as outlined in the Private Securities Litigation Reform Act of 1995. The Cautionary Statements, filed by the Company as Exhibit 99 to the Company's Annual Report on Form 10-K, are incorporated herein by reference and investors are specifically referred to such Cautionary Statements for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein. These Risk Factors are also listed in Part I Item 1A of the company's Annual Report on Form 10-K.

FOR MORE INFORMATION CONTACT:
Craig Stewart, Investor Relations
Butler National Corporation
19920 W. 161st Street
Olathe, KS 66062

Jim Drewitz, Public Relations

Creative Options Communications
jdrewitz@comcast.net

Phone (214) 663-5833 Phone (972) 355-6070
For more information, please visit the Company web site: www.butlernational.com -End-